                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     AIRPORT SYSTEMS INTERNATIONAL, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
                David D. Gatchell, Attorney for the Registrant
- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      AIRPORT SYSTEMS INTERNATIONAL, INC.
                             11300 WEST 89TH STREET
                          OVERLAND PARK, KANSAS 66214




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 10, 1996




     Notice is hereby given that the Annual Meeting of the Stockholders of Airport Systems International, Inc. (the "Company"), will be held at The Kansas City Marriott Downtown, 200 West 12th Street, Kansas City, Missouri, on Tuesday, September 10, 1996, commencing at 2:00 p.m. Kansas City time, to consider and act upon the following matters and such other business as may properly come before the meeting or any adjournment thereof:


         1. The election of two (2) Class III directors to serve for a term of three years expiring in 1999; and

         2. The ratification of the Board of Directors' appointment of Ernst & Young as independent public accountants.


     Holders of record of the outstanding Common Stock of the Company at the close of business on July 19, 1996, are entitled to vote at the meeting or any adjournment thereof.


                                By Order of the Board of Directors,


                                THOMAS C. CARGIN
                                Secretary


Overland Park, Kansas
August 2, 1996






     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN A PROXY OR VOTE BY BALLOT AT THE MEETING.

                      AIRPORT SYSTEMS INTERNATIONAL, INC.
                             11300 WEST 89TH STREET
                          OVERLAND PARK, KANSAS 66214


                                PROXY STATEMENT


                              GENERAL INFORMATION

SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy is being solicited on behalf of the Board of Directors of Airport Systems International, Inc. (the "Company") for use at the Annual Meeting of the Stockholders to be held on September 10, 1996 (the "Meeting"), or at any adjournment thereof. Any proxy given does not affect the right to vote in person at the Meeting and may be revoked at any time before it is exercised by notifying Thomas C. Cargin, Secretary, by mail, telegram, facsimile, or appearing at the Meeting in person and requesting a ballot. This Proxy Statement and the proxy were first mailed to stockholders on or about August 2, 1996.


     All expenses of solicitation will be borne by the Company. In addition to solicitations by mail, regular employees and Directors of the Company may solicit proxies in person or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies.


VOTING PROCEDURES

     Shares represented by a properly signed proxy received pursuant to this solicitation will be voted in accordance with instructions thereon. If the proxy is properly signed and returned and no instructions are given on the proxy with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the Meeting for the election, as directors of the Company, of the nominees hereinafter named and for the ratification of the appointment of Ernst & Young as independent public accountants of the Company. If any of the nominees should unexpectedly become unavailable for election for any reason, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name. Each of the nominees hereinafter named has indicated his willingness to serve if elected, and it is not anticipated that any of them will become unavailable for election.


     The proxy confers discretionary authority, with respect to the voting of the shares represented thereby, on any other business that may properly come before the Meeting. The Board of Directors is not aware that any such other business, other than as set forth in this Proxy Statement and except for matters incident to the conduct of the Meeting, is to be presented for action at the Meeting and does not itself intend to present any such other business; however, if any such other business does come before the Meeting, shares represented by proxies properly signed and returned pursuant to this solicitation will be voted as directed by the Board of Directors.


     The two nominees for Director receiving the greatest number of votes at the Meeting will be elected as Directors. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes. The ratification of the appointment of independent public accountants requires the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter. For purposes of determining the outcome of the vote on this matter, an instruction to "abstain" from voting on a proposal will be treated as shares present and entitled to vote, and will have the same effect as a vote against a proposal. "Broker non-votes," which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of shares present in person or represented by proxy on a voting matter and will have no effect on the outcome of the vote on the ratification of appointment of accountants.

     Only holders of Common Stock of the Company of record as of the close of business on July 19, 1996, are entitled to vote at the Meeting. At the close of business on that date, 2,230,500 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one (1) vote per share standing in their names on the record date. Shares cannot be voted at the Meeting unless the owner is present in person or represented by proxy.

                               SECURITY OWNERSHIP

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of shares of the Company's Common Stock at May 16, 1996, by (i) the stockholders known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company who owns beneficially any Common Stock, (iii) each executive officer named in the "Summary Compensation Table," and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each stockholder listed below has sole voting and investment power with respect to the Common Stock indicated as beneficially owned by them.


                                                Number of Shares     Percent of
Name and Address                              Beneficially Owned(1)    Class
- ----------------                              ---------------------  ----------
Allsop Venture Partners III L.P. ...........  367,527(2)               16.5
  7400 College Boulevard, Suite 302
  Overland Park, KS  66210
Gilder, Gagnon, Howe & Co. .................  693,875(3)               31.1
  1775 Broadway
  New York, NY  10019
Wellington Management Company ..............  189,300(4)                8.5
  75 State Street
  Boston, MA  02109
Keith S. Cowan .............................  135,810(5)                5.8
  Airport Systems International, Inc.
  11300 West 89th Street
  Overland Park, KS  66214
Thomas C. Blackburn ........................  107,865(6)                4.8
  Kansas Venture Capital, Inc.
  6700 Antioch, Suite 460
  Overland Park, KS  66204
Robert D. Taylor ...........................   29,300                   1.3
  Taylor Financial
  1313 North Webb Rd., Suite 260
  Wichita, KS  67206
Thomas C. Cargin ...........................   43,728(7)                1.9
  Airport Systems International, Inc.
  11300 West 89th Street
  Overland Park, KS  66214
Michael M. Warner ..........................   15,000(8)                  *
  Airport Systems International, Inc.
  11300 West 89th Street
  Overland Park, KS  66214
John R. Wharton ............................   40,078(9)                1.8
  Airport Systems International, Inc.
  11300 West 89th Street
  Overland Park, KS  66214
All directors and executive officers as a
  group (10 persons)........................ 422,257(10)               17.1

________________________
*    Less than one percent.

(1) Pursuant to the rules of the Securities and Exchange Commission ("SEC"), shares of Common Stock of the Company which an individual or a group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) Allsop Venture Partners III L.P., a Delaware limited partnership, beneficially owns 367,527 shares of the Company's Common Stock. Mark Venture Partners L.P., a Delaware limited partnership, the general partner of Allsop Venture Partners III, L.P. and Robert W. Allsop, Robert L. Kuk, Larry C. Maddox, and Paul D. Rhines, the individual general partners of Mark Venture Partners L.P., all share voting and dispositive power as to such shares. Mark Venture Partners L.P. and all of its individual general partners disclaim beneficial ownership of such shares except to the extent of their economic interest therein.

(3) According to a letter to the Company dated July 16, 1996, Gilder, Gagnon, Howe & Co., a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, reported beneficial ownership as to 693,875 shares of Common Stock of the Company held as of December 31, 1995, and reported that it had shared voting and dispositive power over 202,400 of such shares and sole dispositive power over 491,475 of such shares. The aforesaid letter also reported that as of December 31, 1995, 485,225 of such shares were held in customer accounts over which one or another of its partners or employees may have discretion to purchase or dispose of such securities, but over which Gilder, Gagnon, Howe & Co. does not have discretion, 197,700 of such shares were held in accounts owned by its partners and by its partners' families in accounts controlled by partners, 4,700 of such shares were held in the account of its firm profit sharing plan which is controlled by certain of its partners, and 6,250 of such shares were held in the name of an employee of Gilder, Gagnon, Howe & Co. Gilder, Gagnon, Howe & Co. disclaims beneficial ownership as to all such shares.

(4) According to Schedule 13G sent to the Company, Wellington Management Company, in its capacity as an investment advisor, reported beneficial ownership as to 189,300 shares of Common Stock of the Company held as of December 31, 1995, and reported that it had shared voting power with respect to 134,300 of such shares and shared dispositive power over 189,300 of such shares.

(5) Includes presently exercisable options to purchase 121,917 shares of Common Stock of the Company and 500 shares over which Mr. Cowan shares voting and investment power.

(6) These shares of Common Stock of the Company are owned by Kansas Venture Capital, Inc. of which Mr. Blackburn is the Vice President and as such may be deemed to be a beneficial owner of these shares. Mr. Blackburn disclaims such beneficial ownership.

(7) Includes presently exercisable options to purchase 28,583 shares of Common Stock of the Company.

(8) Includes presently exercisable options to purchase 15,000 shares of Common Stock of the Company.

(9) Includes presently exercisable options to purchase 28,583 shares of Common Stock of the Company

(10) Includes presently exercisable options to purchase 232,666 shares of Common Stock of the Company held by executive officers and directors as a group.


STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Stockholder proposals to be considered for inclusion in the Proxy Statement and considered at the 1997 Annual Meeting of Stockholders must be received by the Company no later than April 11, 1997. Any such proposals should be directed to the Secretary of the Company at 11300 West 89th Street, Overland Park, Kansas 66214.


                           I.  ELECTION OF DIRECTORS

     The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in successive years. The terms of the Directors of Class III expire with this Meeting. Each of the two nominees for Class III, if elected, will serve three years until the 1999 Annual Meeting of Stockholders and until a successor has been elected and qualified. The current Directors of Classes I and II will continue in office until the 1997 and 1998 Annual Meetings, respectively.


                             NOMINEES FOR DIRECTORS

     The following information is given with respect to the nominees for election.

Class III - Nominees to Serve Three Years Until 1999 Annual Meeting

KEITH S. COWAN, age 42, has served as President and a Director of the Company since September 1991, and as Chief Executive Officer of the Company since August 1993. Prior to joining the Company, Mr. Cowan was an employee of the Teledyne Controls Division of Teledyne, Inc. for more than five years, last serving as Vice President, Airport and Instrumentation Products. Mr. Cowan has over twenty-two years of system engineering, project management, and corporate experience in the development, manufacturing, and sale of electronic systems.

ROBERT D. TAYLOR, age 49, has served as a Director of the Company since September, 1994. Mr. Taylor is President of Taylor Financial, a financial and management consulting firm. From 1991 to October 1995, he was Chairman of the Board of Directors and Chief Executive Officer of Railroad Financial Corporation, parent of Railroad Savings Bank. Prior to 1991, Mr. Taylor held various executive and financial positions with Delvan Enterprises, Rent-A-Center, Inc., and the Coastal Corporation. Mr. Taylor, a Certified Public Accountant, is a member of the Board of Directors of Sirloin Stockade International, Inc. Mr. Taylor serves on the Compensation and Audit Committees.


               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

     The following information is given with respect to the Directors of Class I and II, who will continue to serve as Directors of the Company until the 1997 and 1998 Annual Meetings of Stockholders, respectively.

Class I - Serving Until 1997 Annual Meeting

THOMAS C. BLACKBURN, age 36, has served as a Director of the Company since its organization in May 1991, and served as its Secretary until March 1993. Mr. Blackburn has served as a Vice President of Kansas Venture Capital, Inc. ("KVCI"), a licensed small business investment company, since November 1988. KVCI is a private SBIC organized to finance growth-oriented Kansas businesses. Mr. Blackburn has over eleven years experience in the investment industry in a variety of capacities. He is a member of the Stock Option Committee.

THOMAS C. CARGIN, age 41, has served as Vice President - Finance and Administration of the Company since December 1991, as its Secretary since March 1993, and as a Director of the Company since October 1993. Prior to joining the Company, Mr. Cargin was a partner in the accounting firm of Ifft & Barber since 1989 and prior to that was an employee of DYMON, Inc., a specialty chemical manufacturer located in Kansas City, Kansas, since 1983, last serving as Vice President of Finance and Chief Financial Officer. Mr. Cargin is a Certified Public Accountant with over eighteen years of public accounting and private industry accounting experience. He is also a licensed pilot holding an instrument rating.




Class II - Serving until 1998 Annual Meeting

MICHAEL J. MEYER, age 40, has served as a Director of the Company since its organization in May 1991, as its Chairman until March 7, 1995, and as its President through September 1991. Mr. Meyer is a Senior Vice President with George K. Baum & Company, an investment banking firm, which he joined in February, 1995. Prior to that, for more than the past five years Mr. Meyer was a Principal in the general partner of Allsop Venture Partners III L.P. ("AVP"), a private equity fund engaged in financing growth-oriented private companies and acquisitions. Mr. Meyer has over thirteen years of experience in growth company financing in the venture capital industry and investment banking and is a Certified Public Accountant. He is a member of the Audit Committee.

WALTER H. STOWELL, JR., age 59, has served as Chairman of the Board since March 7, 1995 and a Director of the Company since May 18, 1994. Mr. Stowell retired from Raytheon Company on April 1, 1994, after being an employee of Raytheon since 1960 in a variety of positions, last serving as a Senior Vice President and General Manager of the Equipment Division. Raytheon Company is a diversified, multi-industry, technology-based company, whose equipment division develops and builds military and commercial radars, air traffic control systems, satellite terminals, communications equipment, computers and missile fire control systems. He is a member of the Compensation and Stock Option Committees.


COMMITTEES AND DIRECTOR MEETINGS

     The Board of Directors has established an Audit Committee, a Compensation Committee, and a Stock Option Committee. The entire Board of Directors acts as the nominating committee responsible for selecting candidates for election as Directors. Stockholders wishing to submit the name of a candidate for the Board of Directors should submit the recommendation, along with biographical information, to the Secretary of the Company. The Audit Committee's responsibilities include recommending to the Board of Directors the public accounting firm to be engaged to audit the Company and reviewing with the independent accountants the plan for, and results of, the auditing engagement and the Company's internal accounting controls. The Audit Committee, which held two formal meetings, is comprised of a majority of outside directors and its current members consist of Messrs. Taylor and Meyer. The Compensation Committee, which met once during the last fiscal year, is comprised of directors, and has been given the responsibility of setting and administering the policies which govern the annual compensation of the Company's executive officers, as well as the Company's benefit plans other than the Stock Option Plan. The current members of the Compensation Committee are Messrs. Taylor and Stowell. The Company's Stock Option Plan is administered by a committee of two independent directors who may not receive options under the Stock Option Plan. Messrs. Stowell and Blackburn currently comprise the Stock Option Committee, which held one meeting during the last fiscal year.


     The Board of Directors held six special and regularly scheduled meetings during the fiscal year ended April 30, 1996. During such fiscal year, each director, other than Barry Harris, who resigned as a director of the Company effective May 16, 1996, attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board of Directors on which the Director served during the last fiscal year. Mr. Harris attended only 50% of the Board meetings.


DIRECTOR COMPENSATION

     Each Director who is not a salaried employee of the Company is paid a fee of $3,000 for each Board meeting attended up to a maximum of $12,000 per year, plus $500 for each meeting of a committee of the Board attended. No Director who is an employee of the Company will receive compensation for services rendered as a Director.


EXECUTIVE COMPENSATION

     The following table sets forth information concerning cash and non-cash compensation paid to or accrued for the benefit of each of the Company's Chief Executive Officer and certain other executive officers of the Company ("Named Executive Officers") for all services rendered in all capacities to the Company for the fiscal periods ended April 30, 1996, 1995 and 1994. No other executive officer of the Company received a salary and bonus in excess of $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE



                                                                            Long Term
                                                                            Compensation
                                                                            ------------
                                                                            Awards
                                                                            ------------
                                                                            Shares
                                                  Annual Compensation       Underlying
Name and                                       --------------------------   Options  All Other
Principal Position                     Year(1)  Salary    Bonus    Other    (#)                  Compensation(2)
- -------------------------------------  -------  --------  -------  -------  ------------------   ---------------
Keith S. Cowan                         1996     $139,000  $   ---  $831(3)     ---               $1,390
  President and CEO                    1995      139,000      ---   809        ---                1,390
                                       1994      129,515   51,523   533     22,750                1,118

Michael M. Warner                      1996     $110,000  $   ---  $---        ---               $  254
  Vice President-Business Development  1995       25,385      ---   ---     35,000                  ---

John R. Wharton                        1996     $93,131   $15,557  $---        ---               $  931
  Vice President-Sales                 1995      92,500       ---   ---        ---                  676
                                       1994      90,538    20,496   ---     14,000                  767

_________________________

(1) The Company was incorporated on May 1, 1991, and began operations on May 22, 1991.

(2) Consists of Company matching contributions made on behalf of Messrs. Cowan, Warner and Wharton under the Company's 401(k) Savings Plan.

(3) Consists of monthly dues paid on a Company-owned membership at a golf and country club of which Mr. Cowan presently is the Company's designated member.


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth, for each of the Named Executive Officers in the Summary Compensation Table above, the fiscal year-end number and value of unexercised options. No options were exercised by the Named Executive Officers during the fiscal year ended April 30, 1996.


                                                        Value of Unexercised
                          Number of Unexercised         In-the-Money Options
                        Options at April 30, 1996       at April 30, 1996(1)
                       ----------------------------  --------------------------
                       Exercisable    Unexercisable  Exercisable  Unexercisable
                       -------------  -------------  -----------  -------------
 Keith S. Cowan .....  121,916          5,834        $582,363     $---
 Michael M. Warner ..   15,000         20,000             ---      ---
 John R. Wharton ....   28,583          2,917         120,170      ---

____________________

(1) The value of unexercised in-the-money options is the difference between the exercise price of the options and the fair market value of the Company's Common Stock at April 30, 1996 ($5.625 per share).



EMPLOYMENT ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

     The Company entered into a written employment agreement effective June 22, 1993, with Keith S. Cowan. The agreement provides for Mr. Cowan to be employed by the Company for a minimum period of three years following its effective date. The Company recently extended Mr. Cowan's employment agreement to December 22, 1997 on the same terms and conditions.

     As compensation for services rendered to the Company, the agreement provides for Mr. Cowan to receive (i) a base annual salary of $139,000 which may be adjusted above such base amount from time to time by action of the Board of Directors, and (ii) a performance-based bonus, the amount of which is determined by reference to such criteria as may be established by the Board of Directors.

     The Company also entered into a substantially similar written employment agreement effective October 11, 1993, with John Wharton. The agreement provides for Mr. Wharton to be employed by the Company for a minimum period of three years following its effective date.

     As compensation for services rendered to the Company, the agreement provides for Mr. Wharton to receive (i) a base salary of $90,000 which may be adjusted above such base amount from time to time by action of the Board of Directors, and (ii) a performance-based bonus, the amount of which is determined by reference to such criteria as may be established by the Board of Directors.

     Each of Mr. Cowan's and Mr. Wharton's employment may be terminated by the Company for cause (as defined in the agreements) or without cause. If Mr. Cowan's or Mr. Wharton's employment is terminated for cause or if either resigns, any unearned salary and bonus rights will cease on the date of such termination or resignation. If the Company terminates Mr. Cowan or Mr. Wharton without cause, all compensation payments will continue through the remainder of the agreements' terms or 12 months, whichever is greater. Pursuant to the agreements, Mr. Cowan and Mr. Wharton have agreed to refrain from (i) disclosing the Company's confidential information and (ii) for a one-year period following termination of employment engaging, directly or indirectly, in any ground-based navigation aids business which competes with the Company.


              II.  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has appointed Ernst & Young as independent public accountants to audit and certify the Company's financial statements for the fiscal year ending April 30, 1996, subject to ratification and approval by the stockholders at the Meeting.


     Ernst & Young has examined the financial statements of the Company since its organization in 1991. Representatives of Ernst & Young are expected to be present at the Meeting, will be given the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of a majority of the shares present and entitled to vote at the Meeting is required for the approval of this proposal to ratify the appointment. If the stockholders do not ratify the appointment of Ernst & Young, the selection of independent public accountants will be reconsidered by the Board of Directors.


     The Board of Directors recommends that the stockholders vote FOR the approval of the appointment.


                                    By Order of the Board of Directors,


                                    THOMAS C. CARGIN
                                    Secretary

                                                                     APPENDIX A
PROXY                 AIRPORT SYSTEMS INTERNATIONAL, INC.
               11300 West 89th Street, Overland Park, KS 66214
         THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
           THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 10, 1996
         The Board of Directors recommends a vote FOR items 1 and 2.

The undersigned hereby appoints Keith S. Cowan and Thomas C. Cargin, and each of them, or their designees, each with full power of substitution, as lawful proxies to represent and vote all of the shares of Common Stock which the undersigned is entitled to vote at the annual meeting of the stockholders of the Company to be held on Tuesday, September 10, 1996, commencing at 2:00 p.m. Kansas City time on that day, and at any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following matters and, in their discretion upon any other matters which may properly come before the meeting:

1. Election of two (2) Class III directors to serve for a term of three years ending in 1999. The nominees are: Keith S. Cowan and Robert D. Taylor.

    / /  FOR all nominees listed.    / / WITHHOLD AUTHORITY to vote    / / FOR all nominees EXCEPT
                                         for all nominees listed.          nominee written in space below:

         __________________________________________________________

2.  Ratification of the appointment of Ernst & Young as independent accountants.

              / /  FOR            / /  AGAINST             / /  ABSTAIN

               (continued, and to be signed, on the other side)






                      (Proxy - continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2.

    Either of said proxies present and acting at said meeting or any adjournment or adjournments thereof shall have and may exercise all of the powers of all of said proxies. The undersigned hereby ratifies and confirms all that said proxies, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.


                                    Dated _______________________________, 1996


                                    ___________________________________________


                                    ___________________________________________
                                    Please insert date of signing. Sign exactly as name appears at left. If signing as attorney, administrator, executor, trustee, or guardian, give full title as such.